Award Timing Disclosure	12 Months Ended
Mar. 31, 2026
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure
Equity Grant Timing and Valuation.
The Compensation Committee grants equity awards to NEOs at two points during the year: performance shares are granted in the first quarter of our fiscal year, and restricted stock is granted on or about October 1 (the middle of our fiscal year). The Compensation Committee does not grant equity awards to NEOs or other LTIP participants in anticipation of the release of material nonpublic information. Additionally, the Company does not time the release of material nonpublic information based on the grant date of equity awards.

Award Timing Method	The Compensation Committee grants equity awards to NEOs at two points during the year: performance shares are granted in the first quarter of our fiscal year, and restricted stock is granted on or about October 1 (the middle of our fiscal year).
MNPI Disclosure Timed for Compensation Value	false